Orion Provides Update on Full-Year 2020 Guidance,
Bolsters Cash Position and Enhances Financial Flexibility by Suspending Dividend
•Withdrawing company guidance for 2020 financial performance
•Bolstering cash position to approximately $100 million
•Suspending dividend to significantly enhance financial flexibility

Houston, TX – March 23, 2020 – In response to the ongoing uncertainty surrounding the duration, magnitude and geographic reach of COVID-19, Orion Engineered Carbons S.A. (NYSE: OEC) today announced it is withdrawing its full-year 2020 guidance issued on February 20, 2020. The company also announced several proactive actions to maintain and strengthen its financial flexibility, including increasing its cash position and suspending its dividend.
Withdrawing Earnings Guidance
As stated in Orion’s earnings presentation dated February 21, 2020, the company’s guidance included its estimate of the 1Q20 financial and operational impacts of COVID 19. Given the increasing impact and uncertainty surrounding the duration, magnitude and geographic reach of COVID-19, and the likelihood that COVID-19 will have implications for our business for a prolonged period, the company is withdrawing its full-year 2020 guidance. Orion intends to provide an update as to the estimated financial impacts of COVID-19 during the company’s first quarter earnings conference call in May 2020, to the extent that available information permits.
Cash Bolstering and Financial Flexibility Enhancing Actions
As previously disclosed, the company had total liquidity of approximately $355 million as of December 31, 2019 mainly from a revolving credit facility and ancillary credit lines. As a proactive measure, the company partially drew down its revolver, effective March 24, 2020, to access cash sufficient to increase its cash position at quarter end to approximately $100 million from $63.7 million at December 31, 2019. The impact on the balance sheet of the increase in cash will be net debt neutral.
Orion’s previously announced interim dividend in the amount of $0.20 per Common Share will be paid on March 31, 2020 to holders of record as of the close of business on March 10, 2020, as planned. However, the Orion Board has suspended further dividend payments in order to enhance the company’s financial flexibility to successfully manage through the current pandemic and its aftermath.
Corning Painter, Chief Executive Officer, said, “Given the now global economic uncertainty COVID-19 has created, our ability to accurately predict the financial impact to Orion is limited. In the interest of being prudent and transparent, we believe it is appropriate to withdraw financial guidance for the year. While it is impossible to know the ultimate dimensions of the economic impact of COVID-19, we enter this period with a high performing global team, sound balance sheet, attractive debt maturity profile and substantial liquidity to withstand this economic downturn and emerge even stronger, when it is over.”
To learn more about Orion, visit the Company’s website at www.orioncarbons.com. Orion uses its website as a channel of distribution for material Company information. Financial and other material information regarding Orion is routinely posted on the Company’s website and is readily accessible.
About Orion Engineered Carbons
Orion is a worldwide supplier of Carbon Black. We produce a broad range of Carbon Blacks that include high-performance Specialty Gas Blacks, Acetylene Blacks, Furnace Blacks, Lamp Blacks, Thermal Blacks and other Carbon Blacks that tint, colorize and enhance the performance of polymers, plastics, paints and coatings, inks and toners, textile fibers, adhesives and sealants, tires, and mechanical rubber goods such as automotive belts and hoses. Orion runs 14 global production sites. The group has approximately 1,450 employees worldwide. For more information, please visit our website www.orioncarbons.com.
Forward Looking Statements
This document contains and refers to certain forward-looking statements with respect to our financial condition, results of operations and business. These statements constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among others, statements concerning the potential exposure to market risks, statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions and statements that are not limited to statements of historical or present facts or conditions. You should not place undue reliance on forward looking statements. Forward-looking statements are typically identified by words such as “anticipate,” "assume," “assure,” “believe,” “confident,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “objectives,” “outlook,” “probably,” “project,” “will,” “seek,” “target” “to be,” and other words of similar meaning.
These forward-looking statements include, without limitation, statements about the following matters: • our strategies for (i) mitigating the impacts of the global outbreak of the coronavirus, (ii) strengthening our position in specialty carbon blacks and rubber carbon blacks, (iii) increasing our rubber carbon black margins and (iv) strengthening the competitiveness of our operations; • the installation of pollution control technology in our U.S. manufacturing facilities pursuant to the U.S. EPA consent decree; • the outcome of any in-progress, pending or possible litigation or regulatory proceedings; and • our expectation that the markets we serve will continue to grow.
All these forward-looking statements are based on estimates and assumptions that, although believed to be reasonable, are inherently uncertain. Therefore, undue reliance should not be placed upon any forward-looking statements. In particular, the current and potential effects of COVID-19 are difficult to assess or predict with meaningful precision both generally and on an industry-specific basis and it remains impossible to predict the ultimate impact of COVID-19 on regional and global market developments as well as to our specific operational and financial conditions. In addition, there are other important factors that could cause actual results to differ materially from those contemplated by such forward-looking statements. These factors include, among others: • negative or uncertain worldwide economic conditions;• volatility and cyclicality in the industries in which we operate; • operational risks inherent in chemicals manufacturing, including disruptions as a result of severe weather conditions and natural disasters; • our dependence on major customers; • our ability to compete in the industries and markets in which we operate; • our ability to develop new products and technologies successfully and the availability of substitutes for our products; • our ability to implement our business strategies; • volatility in the costs and availability of raw materials(including but not limited to any and all effects from restrictions imposed by the MARPOL convention and respective International Maritime Organization (IMO) regulations in particular to reduce sulphur oxides (SOx) emissions from ships) and energy; • our ability to realize benefits from investments, joint ventures, acquisitions or alliances; • our ability to realize benefits from planned plant capacity expansions and site development projects and the potential delays to such expansions and projects; • information technology systems failures, network disruptions and breaches of data security; • our relationships with our workforce, including negotiations with labor unions, strikes and work stoppages; • our ability to recruit or retain key management and personnel; • our exposure to political or country risks inherent in doing business in some countries; • geopolitical events in the European Union, and in particular a “no-deal Brexit” which may impact the Euro; • environmental, health and safety regulations, including nanomaterial and greenhouse gas emissions regulations, and the related costs of maintaining compliance and addressing liabilities; • possible future investigations and enforcement actions by governmental or supranational agencies; • our operations as a company in the chemical sector, including the related risks of leaks, fires and toxic releases; • market and regulatory changes that may affect our ability to sell or otherwise benefit from co-generated energy; • litigation or legal proceedings, including product liability and environmental claims; • our ability to protect our intellectual property rights and know-how; • our ability to generate the funds required to service our debt and finance our operations; • fluctuations in foreign currency exchange and interest rates; • the availability and efficiency of hedging; • changes in international and local economic conditions, including with regard to the Euro, dislocations in credit and capital markets and inflation or deflation; • potential impairments or write-offs of certain assets; • required increases in our pension fund contributions; • the adequacy of our insurance coverage; • changes in our jurisdictional earnings mix or in the tax laws or accepted interpretations of tax laws in those jurisdictions; • our indemnities to and from Evonik; • challenges to our decisions and assumptions in assessing and complying with our tax obligations; and • potential difficulty in obtaining or enforcing judgments or bringing actions against us in the United States.
You should not place undue reliance on forward-looking statements. We present certain financial measures that are not prepared in accordance with U.S. GAAP or the accounting standards of any other jurisdiction and may not be comparable to other similarly titled measures of other companies. These non-U.S. GAAP measures are Contribution Margin, Contribution Margin per Metric Ton, Adjusted EBITDA, Adjusted EPS, Net Working Capital and Capital Expenditures. Adjusted EBITDA, Adjusted EPS, Contribution Margins and Net Working Capital are not measures of performance under U.S. GAAP and should not be considered in isolation or construed as substitutes for net sales, consolidated profit (loss) for the period, operating result (EBIT), gross profit or other U.S. GAAP measures as an indicator of our operations in accordance with U.S. GAAP. For a reconciliation of these non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP measures, see Appendix.
Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include those factors detailed under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in Note R. to our audited consolidated financial statements regarding contingent liabilities, including litigation. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement. New risk factors and uncertainties emerge from time to time and it is not possible for our management to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or other information, other than as required by applicable law.
Investor Contact:
Diana Downey, Vice President, Investor Relations
+1 832-589-2285
Investor-Relations@orioncarbons.com